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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):  JUNE 8, 1998






                             COWLITZ BANCORPORATION
             (Exact name of Registrant as Specified in Its Charter)


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
        WASHINGTON                   0-23881                          91-152984
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)
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                              927 COMMERCE AVENUE,
                           LONGVIEW, WASHINGTON 98632
              (Address of Principal Executive Offices) (Zip Code)



                                 (360) 423-9800
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.   OTHER EVENTS.

          On June 8, 1998, Cowlitz Bancorporation ("Cowlitz") announced that it had terminated discussions with respect to a proposed merger of United Bancorp of Roseburg, Oregon into Cowlitz.

          The press release issued in connection with this announcement is filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibit:

          See Exhibit Index following the signature page of this report, which is incorporated herein by reference.










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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 1998



                                    COWLITZ BANCORPORATION



                                    By: /s/ CHARLES W. JARRETT
                                       -----------------------------------------
                                    Name:  Charles W. Jarrett
                                    Its:   President and Chief Operating Officer
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                             COWLITZ BANCORPORATION
                         (Commission File No. 0-23881)

                                 EXHIBIT INDEX

                                       to

                            FORM 8-K CURRENT REPORT

                          Date of Report: June 8, 1998


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
                                                  INCORPORATED HEREIN    FILED
EXHIBIT        DESCRIPTION                          BY REFERENCE TO     HEREWITH
-------        -----------                        -------------------   --------
Exhibit 99     Press Release dated June 8, 1998                            X
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